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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     February 9, 2006
                                                         -----------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                          35-1778566
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(Commission File Number)                       (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                                 46168
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2006, Brightpoint North America, L.P. ("Brightpoint N.A."), a Delaware Limited Partnership and a subsidiary of Brightpoint, Inc. an Indiana corporation ("Registrant"), entered into a lease ("Lease") with Opus North Corporation, an Illinois Corporation ("Landlord"), pursuant to which Brightpoint NA will lease approximately 321,627 square feet of office and warehouse space located at 1251 South Perry Road, Plainfield Indiana (the "Premises"). The Lease has an initial term of five years and three months, with an option for Brightpoint N.A. to renew twice, each time for an additional five year period. The term will commence on the date that the improvements are completed by the Landlord, which is currently expected to be by March 15, 2006. The base monthly rent under the lease is $.00 for the first four months of the term and then for months 5 through 64 it is $1,272,613 on an annualized basis. The Lease provides for additional payments to be made by Brightpoint N.A. to cover certain operating costs. Brightpoint N.A. has agreed to indemnify the Landlord in respect of various costs, liabilities and obligations. Upon an uncured breach of the Lease by Brightpoint N.A., Landlord has remedies including the right to terminate the Lease and recover all amounts due under the remaining term of the Lease, less any amounts Brightpoint N.A. can prove were avoidable. The foregoing is qualified in its entirety by reference to the Lease, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Lease dated February 9, 2006 between Brightpoint North America, L.P., and Opus North Corporation

         99.1     Cautionary Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ David P. O'Connell
                                            ------------------------------------
                                            Vice President Treasury and Taxation

Date:  February 15, 2006




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                                INDEX TO EXHIBITS
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

Exhibit                   Description
-------                   -----------
10.1                      Lease dated February 9, 2006 between Brightpoint North
                          America, L.P., and Opus North Corporation

99.1                      Cautionary Statements

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